UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21712

CLOUGH GLOBAL EQUITY FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin Douglas Nelson

Clough Global Equity Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: March 31

Date of reporting period: December 31, 2012

Item 1 – Schedule of Investments.

Clough Global Equity Fund

STATEMENT OF INVESTMENTS

December 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS 116.91%
Consumer Discretionary 22.50%
Allison Transmission Holdings, Inc.(a)(b)(c)	129,573	$2,645,881
Arcos Dorados Holdings, Inc. - Class A(a)(b)	43,300	517,868
Arezzo Industria e Comercio S.A.	35,505	685,823
Ascena Retail Group, Inc.(a)(d)	63,000	1,164,870
BorgWarner, Inc.(a)(b)(d)	28,000	2,005,360
Bosideng International Holdings, Ltd.	3,893,314	1,155,308
Charter Communications, Inc.(d)	9,155	697,977
Cia Hering	33,399	684,945
Cinemark Holdings, Inc.(a)(b)	58,075	1,508,788
Denso Corp.	21,900	751,529
Ford Motor Co.(a)(b)	412,025	5,335,724
H&R Block, Inc.(a)(b)	361,589	6,714,708
Honda Motor Co., Ltd.	16,930	614,588
Imax Corp.(a)(d)	44,300	995,864
International Meal Co. Holdings S.A.	50,950	629,565
Lamar Advertising Co. - Class A(a)(b)(d)	36,207	1,403,021
Liberty Global, Inc. - Class A(a)(b)(d)	52,708	3,320,077
Liberty Interactive Corp. - Class A(a)(b)(d)	175,986	3,463,404
Liberty Media Corp. - Liberty Capital(a)(d)	31,668	3,673,805
Liberty Ventures - Series A(a)(b)(d)	55,158	3,737,506
Man Wah Holdings, Ltd.	2,456,000	2,046,970
Michael Kors Holdings, Ltd.(a)(d)	24,900	1,270,647
News Corp. - Class A(a)	43,551	1,112,293
Orient-Express Hotels, Ltd. - Class A(a)(d)	119,537	1,397,388
Sally Beauty Holdings, Inc.(a)(b)(d)	91,171	2,148,900
Samsonite International S.A.	1,077,000	2,220,461
Signet Jewelers, Ltd.(a)	23,200	1,238,880
Time Warner, Inc.(a)	34,308	1,640,952
Toyota Motor Corp.	42,200	1,950,840
UNICASA Industria de Moveis S.A.(c)	104,600	571,660
Viacom, Inc. - Class B(a)(b)	64,500	3,401,730

		60,707,332

	Shares	Value
Consumer Staples 6.36%
Anheuser-Busch InBev NV - ADR(a)	14,896	$1,302,059
Brazil Pharma S.A.(c)	300,666	2,114,574
Cia de Bebidas das Americas - ADR(a)	32,749	1,375,131
Green Mountain Coffee Roasters, Inc.(a)(b)(d)	49,178	2,034,002
Heineken NV	36,300	2,418,243
M Dias Branco S.A.	20,100	766,598
Molson Coors Brewing Co. - Class B(a)(b)	58,321	2,495,556
Raia Drogasil S.A.	21,907	246,835
SABMiller PLC	45,200	2,074,270
Vinda International Holdings, Ltd.	1,685,222	2,304,696
WhiteWave Foods Co.(a)(d)	1,041	16,177

		17,148,141

Energy 16.21%
Energy Commodities 0.62%
Pacific Coast Oil Trust(a)(c)	95,800	1,661,172

Natural Gas Leveraged Exploration & Production 3.90%
Cabot Oil & Gas Corp.(a)(b)	15,100	751,074
EQT Corp.(a)(b)	34,700	2,046,606
EXCO Resources, Inc.(a)	169,824	1,149,708
Range Resources Corp.(a)(b)	42,200	2,651,426
Southwestern Energy Co.(a)(b)(d)	117,500	3,925,675

		10,524,489

Non-North American Producers 2.48%
China Shenhua Energy Co., Ltd. - Class H	388,000	1,699,504
Eni SpA	64,459	1,560,425
InterOil Corp.(a)(b)(d)	34,284	1,903,791
Total S.A.(a)	29,200	1,518,692

		6,682,412

Oil Leveraged Exploration & Production 2.05%
Anadarko Petroleum Corp.(a)	13,438	998,578
Gulfport Energy Corp.(a)(d)	68,831	2,630,721
Kodiak Oil & Gas Corp.(a)(d)	93,300	825,705
Noble Energy, Inc.(a)(b)	10,700	1,088,618

		5,543,622

Oil Services & Drillers 4.66%
Cameron International Corp.(a)(b)(d)	55,383	3,126,924
National Oilwell Varco, Inc.(a)(b)	47,247	3,229,333
Noble Corp.(a)(b)	43,685	1,521,112

	Shares	Value
Energy (continued)
Oil States International, Inc.(a)(d)	15,730	$1,125,324
PetroChina Co., Ltd. - Class H	356,000	504,316
Schlumberger, Ltd.(a)	12,600	873,054
Seadrill, Ltd.(a)(b)	35,536	1,307,725
Weatherford International, Ltd.(a)(d)	79,639	891,160

		12,578,948

Tankers 2.50%
Golar LNG Partners LP(a)	33,096	987,916
Golar LNG, Ltd.(a)(b)	156,334	5,749,964

		6,737,880

TOTAL ENERGY		43,728,523

Energy Infrastructure & Capital Equipment 0.44%
Dresser-Rand Group, Inc.(a)(d)	21,300	1,195,782

Financials 27.22%
Business Development Corporations 6.04%
Ares Capital Corp.(a)	323,980	5,669,650
Golub Capital BDC, Inc.(a)	87,100	1,391,858
Medley Capital Corp.(a)	55,928	814,312
PennantPark Investment Corp.(a)	248,384	2,730,982
Solar Capital, Ltd.(a)	188,119	4,497,925
Solar Senior Capital, Ltd.(a)	64,139	1,196,834

		16,301,561

Capital Markets 2.21%
CITIC Securities Co., Ltd. - Class H	1,310,881	3,314,897
Haitong Securities Co., Ltd.(d)	1,327,200	2,277,397
Indochina Capital Vietnam Holdings, Ltd.(c)(d)(e)	10,996	13,745
Nomura Holdings, Inc.	63,064	366,147

		5,972,186

Commercial Banks 4.89%
Bank of China, Ltd. - Class H	6,260,000	2,794,481
China Construction Bank Corp. - Class H	3,385,000	2,716,437
Grupo Financiero Santander Mexico SAB de CV - ADR(a)(d)	41,600	673,088
Industrial & Commercial Bank of China - Class H	3,949,000	2,802,209
Wells Fargo & Co.(a)(b)	123,406	4,218,017

		13,204,232

	Shares	Value
Financials (continued)
Diversified Financials 7.73%
Bank of America Corp.(a)(b)	1,101,921	$12,782,284
Citigroup, Inc.(a)(b)	204,067	8,072,890

		20,855,174

Insurance 3.32%
American International Group, Inc.(a)(b)(d)	253,376	8,944,173

Mortgage-Backed Securities Real Estate Investment Trusts 0.53%
American Capital Mortgage Investment Corp.(a)	30,437	717,400
Dynex Capital, Inc.(a)	76,059	717,997

		1,435,397

Real Estate Investment Trusts 1.96%
American Residential Properties, Inc.(a)(c)(d)(e)	56,000	1,120,000
Ascendas Real Estate Investment Trust	1,370,000	2,658,016
Ascott Residence Trust	682,302	759,634
Select Income REIT(a)(c)	29,700	735,669

		5,273,319

Real Estate Management & Development 0.54%
BHG S.A. - Brazil Hospitality Group(d)	42,939	403,700
SOHO China, Ltd.	644,000	516,805
Sonae Sierra Brasil S.A.	34,054	536,382

		1,456,887

TOTAL FINANCIALS		73,442,929

Health Care 9.95%
Aetna, Inc.(a)(b)	54,613	2,528,582
Allergan, Inc.(a)	24,500	2,247,385
Amarin Corp. PLC - ADR(a)(d)	76,800	621,312
Catamaran Corp.(a)(d)	23,600	1,111,796
Community Health Systems, Inc.(a)(b)	134,900	4,146,826
Forest Laboratories, Inc.(a)(b)(d)	74,100	2,617,212
HCA Holdings, Inc.(a)(b)	114,315	3,448,883
Health Management Associates, Inc. - Class A(a)(b)(d)	476,041	4,436,702
Jazz Pharmaceuticals PLC(a)(d)	22,600	1,202,320
LifePoint Hospitals, Inc.(a)(d)	64,685	2,441,859
Sanofi - ADR(a)	14,790	700,750
WellPoint, Inc.(a)	22,203	1,352,607

		26,856,234

	Shares	Value
Industrials 10.39%
Air China, Ltd.	1,424,671	$1,203,945
Brenntag AG	12,517	1,642,774
Cia de Locacao das Americas(c)	337,400	2,008,745
Covanta Holding Corp.(a)	61,700	1,136,514
Delta Air Lines, Inc.(a)(b)(d)	259,284	3,077,701
Edwards Group, Ltd. - ADR(a)(d)	104,400	634,752
FANUC Corp.	4,200	771,790
IHI Corp.	99,251	254,328
Japan Airlines Co., Ltd.(d)	21,000	896,866
Owens Corning(a)(b)(d)	79,776	2,950,914
Sensata Technologies Holding NV(a)(b)(d)	52,468	1,704,161
TransDigm Group, Inc.(a)(b)	28,876	3,937,531
United Continental Holdings, Inc.(a)(b)(d)	115,475	2,699,806
US Airways Group, Inc.(a)(b)(d)	199,645	2,695,207
WABCO Holdings, Inc.(a)(d)	37,076	2,416,984

		28,032,018

Information Technology 13.32%
Advantest Corp.	23,882	371,593
Broadcom Corp. - Class A(a)	17,971	596,817
Canon, Inc.	20,300	782,617
Check Point Software Technologies, Ltd.(a)(d)	8,006	381,406
eBay, Inc.(a)(d)	26,300	1,341,826
EMC Corp.(a)(b)(d)	114,627	2,900,063
Equinix, Inc.(a)(b)(d)	6,416	1,322,979
FleetCor Technologies, Inc.(a)(d)	13,328	715,047
Google, Inc. - Class A(a)(b)(d)	17,582	12,472,143
Lenovo Group, Ltd.	1,216,869	1,102,127
Mastercard, Inc. - Class A(a)(b)	4,315	2,119,873
Micron Technology, Inc.(a)(b)(d)	610,963	3,879,615
Motorola Solutions, Inc.(a)(b)	45,352	2,525,200
NetApp, Inc.(a)(d)	33,800	1,133,990
QUALCOMM, Inc.(a)	16,394	1,016,756
Telecity Group PLC	71,029	907,492
Teradyne, Inc.(a)(d)	180	3,040
ViaSat, Inc.(a)(b)(d)	41,594	1,618,007
Visa, Inc. - Class A(a)	4,892	741,529

		35,932,120

Materials 2.14%
Graphic Packaging Holding Co.(a)(d)	181,200	1,170,552
Martin Marietta Materials, Inc.(a)(b)	22,365	2,108,572

	Shares	Value
Materials (continued)
WR Grace & Co.(a)(b)(d)	37,200	$2,500,956

		5,780,080

Telecommunication Services 2.77%
China Mobile, Ltd.	134,000	1,560,280
China Telecom Corp., Ltd. - Class H	882,000	490,452
DiGi.Com Bhd	555,000	960,088
Maxis Bhd	1,262,900	2,746,333
Philippine Long Distance Telephone Co.	15,401	948,908
Telekom Malaysia Bhd	395,200	780,578

		7,486,639

Utilities 5.61%
Ameren Corp.(a)(b)	44,677	1,372,477
China Resources Power Holdings Co., Ltd.	464,000	1,184,118
CMS Energy Corp.(a)(b)	44,100	1,075,158
Exelon Corp.(a)	77,000	2,289,980
FirstEnergy Corp.(a)(b)	30,651	1,279,986
National Fuel Gas Co.	26,000	1,317,940
National Grid PLC - ADR(a)(b)	56,370	3,237,893
NiSource, Inc.(a)(b)	48,354	1,203,531
OGE Energy Corp.(a)(b)	38,705	2,179,479

		15,140,562

TOTAL COMMON STOCKS (Cost $295,295,773)		315,450,360

EXCHANGE TRADED FUNDS 1.05%
ChinaAMC ETF Series - ChinaAMC CSI 300 Index ETF CNY RQFII(d)	52,537	213,175
CSOP FTSE China A50 ETF CNY RQFII(d)	193,629	267,304
SPDR® Gold Shares(a)(d)	14,526	2,353,357

TOTAL EXCHANGE TRADED FUNDS (Cost $2,831,388)		2,833,836

PREFERRED STOCKS 0.45%
The Goodyear Tire & Rubber Co., 5.875%(a)	26,000	1,227,460

TOTAL PREFERRED STOCKS (Cost $1,301,625)		1,227,460

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 0.32%
TAM Capital 2, Inc.
01/29/2020, 9.500% (a)(f)	$775,000	$854,980
TOTAL CORPORATE BONDS (Cost $762,960)		854,980

ASSET/MORTGAGE BACKED SECURITIES 0.01%
Federal Home Loan Mortgage Corp. REMICS
Series 2007-3271, Class AS, 02/15/2037, 37.566%(a)(g)	25,176	26,016
TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $24,861)		26,016

GOVERNMENT & AGENCY OBLIGATIONS 12.92%
U.S. Treasury Bonds
11/15/2028, 5.250% (a)	1,800,000	2,482,594
02/15/2031, 5.375% (a)	2,175,000	3,097,676
U.S. Treasury Notes
02/15/2018, 3.500% (a)	5,230,000	5,953,210
05/15/2018, 3.875%	3,000,000	3,485,157
01/31/2019, 1.250% (a)	4,055,000	4,126,279
11/15/2019, 3.375% (a)	6,670,000	7,661,642
05/15/2020, 3.500% (a)	4,110,000	4,769,207
08/15/2020, 2.625% (a)	3,000,000	3,291,093

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $35,041,273)		34,866,858

	Number of Contracts	Value
CALL OPTIONS PURCHASED 0.00%(h)
Market Vectors Oil Service ETF, Expires January, 2013, Exercise Price $53.33	939	2,348

TOTAL CALL OPTIONS PURCHASED (Cost $160,264)		2,348

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 22.53%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(i)	33,299,320	33,299,320

U.S. Treasury Bills
U.S. Treasury Bills Discount Notes
02/07/2013, 0.021%(a)(j)	$13,000,000	12,997,733
04/04/2013, 0.051%(a)(j)	4,500,000	4,499,253
06/20/2013, 0.113%(j)	5,000,000	4,997,535

	Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
10/17/2013, 0.125%(a)(j)	$5,000,000	$4,994,805

		27,489,326

TOTAL SHORT-TERM INVESTMENTS (Cost $60,788,069)		60,788,646

Total Investments - 154.19% (Cost $396,206,213)		416,050,504

Liabilities in Excess of Other Assets - (54.19%)		(146,228,393)

NET ASSETS - 100.00%		$269,822,111

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value
COMMON STOCK
ASML Holding NV	(9,931)	$(639,656)
Banco Santander S.A.	(343,335)	(2,764,445)
BNP Paribas S.A.	(29,806)	(1,675,407)
Caterpillar, Inc.	(19,847)	(1,777,894)
Core Laboratories NV	(8,600)	(940,066)
Credit Agricole S.A.	(174,070)	(1,397,890)
Delek US Holdings, Inc.	(22,718)	(575,220)
Deutsche Bank AG	(56,026)	(2,481,391)
Fiat SpA	(110,105)	(550,816)
Intesa Sanpaolo SpA	(638,415)	(1,095,485)
Petroleo Brasileiro S.A. - ADR	(298,304)	(5,807,979)
Pfeiffer Vacuum Technology AG	(250)	(30,217)
Rio Tinto PLC - ADR	(43,898)	(2,550,035)
Sandvik AB	(227,648)	(3,623,101)
Societe Generale S.A.	(32,352)	(1,210,211)
Vale S.A. - ADR	(42,336)	(887,363)
Wal-Mart Stores, Inc.	(26,900)	(1,835,387)

		(29,842,563)

EXCHANGE TRADED FUNDS
iShares® FTSE China 25 Index Fund	(35,400)	(1,432,992)
Powershares QQQ Trust Series 1	(174,909)	(11,388,325)
SPDR® S&P 500® ETF Trust	(96,900)	(13,810,188)
United States Natural Gas Fund LP	(168,600)	(3,186,540)
United States Oil Fund LP	(90,345)	(3,013,909)

		(32,831,954)

TOTAL SECURITIES SOLD SHORT (Proceeds $59,848,042)		$(62,674,517)

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings as of December 31, 2012. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan at December 31, 2012.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, these securities had a total value of $10,871,446 or 4.03% of net assets.
(d)	Non-income producing security.
(e)	Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of December 31, 2012, these securities had a total value of $1,133,745 or 0.42% of total net assets.
(f)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of December 31, 2012, the aggregate market value of those securities was $854,980, representing 0.32% of net assets.
(g)	Floating or variable rate security - rate disclosed as of December 31, 2012.
(h)	Less than 0.005% of net assets.
(i)	Less than 0.0005%.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Bhd - Berhad (in Malaysia, a form of a public company)

CSI - China Securities Index Company Limited

CSOP - China Southern Asset Management

ETF - Exchange Traded Fund

LLC - Limited Liability Corporation

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Liability

REIT - Real Estate Investment Trust

RQFII - Renminbi Qualified Foreign Institutional Investors

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SpA - Societa` Per Azioni is an Italian shared company

SAB de CV - Sociedad Anonima de Capital Variable (Spanish Variable Capital Company)

SPDR - Standard & Poor’s Depositary Receipt

S&P - Standard & Poor’s

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Shares	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Loss
Morgan Stanley	Bharti Infratel, Ltd.	611,353	2,468,093	30 Bps + 1D FEDEF	1D FEDEF	12/24/2014	$(306,767)

INCOME TAX INFORMATION

Net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:
As of December 31, 2012
Gross appreciation (excess of value over tax cost)	$ 25,264,594
Gross depreciation (excess of tax cost over value)	(7,752,967)
Net unrealized appreciation	$ 17,511,627

Cost of investments for income tax purposes	$ 398,538,877

See Notes to Quarterly Schedule of Investments.

CLOUGH GLOBAL EQUITY FUND

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

DECEMBER 31, 2012 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Equity Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated January 25, 2005. The Fund is a non-diversified series with an investment objective to provide a high level of total return. Each Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security. As of December 31, 2012, securities which have been fair valued represented 0.42% of net assets of the Fund.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at value. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the period ended December 31, 2012:

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Consumer Discretionary	$60,707,332	$–	$–	$60,707,332
Consumer Staples	17,148,141	–	–	17,148,141
Energy	43,728,523	–	–	43,728,523
Energy Infrastructure & Capital Equipment	1,195,782	–	–	1,195,782
Financials	72,309,184	1,120,000	13,745	73,442,929
Health Care	26,856,234	–	–	26,856,234
Industrials	28,032,018	–	–	28,032,018
Information Technology	35,932,120	–	–	35,932,120
Materials	5,780,080	–	–	5,780,080
Telecommunication Services	7,486,639	–	–	7,486,639
Utilities	15,140,562	–	–	15,140,562
Exchange Traded Funds	2,833,836	–	–	2,833,836
Preferred Stocks	1,227,460	–	–	1,227,460
Corporate Bonds	–	854,980	–	854,980
Asset/Mortgage Backed Securities	–	26,016	–	26,016
Government & Agency Obligations	34,866,858	–	–	34,866,858
Purchased Options	2,348	–	–	2,348
Short-Term Investments	60,788,646	–	–	60,788,646

TOTAL	$414,035,763	$2,000,996	$13,745	$416,050,504

Other Financial Instruments

Liabilities
Securities Sold Short	$(62,674,517)	$–	$–	$(62,674,517)
Total Return Swap Contracts**	–	(306,767)	–	(306,767)

TOTAL	$(62,674,517)	$(306,767)	$–	$(62,981,284)

*For detailed industry descriptions, see the accompanying Statement of Investments.

**Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities

Clough Global Equity Fund	Common Stock	Asset/Mortgage Backed Securities
Balance as of March 31, 2012	$29,944	$585,045
Accrued discount/ premium	-	-
Realized Gain/(Loss)	(107,609)	5,588
Change in Unrealized Appreciation/(Depreciation)	107,775	(117,564)
Purchases	-	-
Sales Proceeds	(16,365)	(447,053)
Transfer into Level 3	-	-
Transfer out of Level 3	-	(26,016)

Balance as of December 31, 2012	$13,745	$-

Net change in unrealized appreciation attributable to Level 3 investments still held at December 31, 2012	$107,775	$-

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

As of December 31, 2012, the Fund had the following open spot foreign currency contracts:

Spot Foreign Exchange Contracts

Buy/Sell	Foreign Currency Type	Cost USD	Market Value USD	Settlement Date	Unrealized Appreciation/(Depreciation)
Clough Global Equity Fund
Buy	EUR	$7,765	$7,754	01/02/2013	$(11)
Buy	JPY	88,263	87,596	01/07/2013	(667)
Sell	HKD	(39,186)	(39,191)	01/02/2013	(5)
Sell	MYR	(32,990)	(33,039)	01/02/2013	(49)

		$23,852	$23,120		$(732)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Derivatives Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, and warrants. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it was to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written option activity for the nine months ended December 31, 2012 was as follows:

CLOUGH GLOBAL EQUITY FUND:

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2012	38	$66,763	–	$–
Positions opened	4,317	298,287	2,400	2,807,501
Exercised	(38)	(66,764)	–	–
Expired	(1,690)	(143,208)	(400)	(763,188)
Closed	(2,627)	(155,078)	(2,000)	(2,044,313)
Split	–	–	–	–

Outstanding, December 31, 2012	–	$–	–	$–

Market Value, December 31, 2012		$–		$–

Swaps: During the period the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Warrants: The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	February 28, 2013

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (principal financial officer)

Date:	February 28, 2013